EXHIBIT 21.1

LEGAL NAME	PRESIDENT COMPANY	JURISDICTION
2016 Health Holdings LLC	The Ensign Group, Inc.	Nevada
24th Street Healthcare Associates LLC	Bandera Healthcare, Inc.	Nevada
Adipiscor LLC	The Ensign Group, Inc.	Nevada
Agape Health Holdings LLC	The Ensign Group, Inc.	Nevada
ALH Health Holdings LLC	The Ensign Group, Inc.	Nevada
Allen Creek Healthcare, Inc.	Pennant Healthcare, Inc.	Nevada
Alpowa Healthcare, Inc.	Paragon Healthcare, Inc.	Nevada
Anza Healthcare, Inc.	The Flagstone Group, Inc.	Nevada
Apache Trail Healthcare, Inc.	Bandera Healthcare, Inc.	Nevada
Armstrong Healthcare, Inc.	Keystone Care LLC	Nevada
Arvada Healthcare, Inc.	Endura Healthcare, Inc.	Nevada
Atlantic Memorial Healthcare Associates, Inc.	The Flagstone Group, Inc.	Nevada
Avenues Healthcare, Inc.	Milestone Healthcare LLC.	Nevada
Avocado Health Holdings LLC	The Ensign Group, Inc.	Nevada
Aztec Healthcare, Inc.	Bandera Healthcare, Inc.	Nevada
Bainbridge Health Holdings LLC	The Ensign Group, Inc.	Nevada
Bakorp L.L.C.	PMD Investments, LLC	Nevada
Bandera Healthcare, Inc.	The Ensign Group, Inc.	Nevada
Bannock Health Holdings LLC	The Ensign Group, Inc.	Nevada
Bayshore Healthcare, Inc.	Touchstone Care, Inc.	Nevada
Bayside Healthcare, Inc.	The Flagstone Group, Inc.	Nevada
Beacon Hill Healthcare, Inc.	Pennant Healthcare, Inc.	Nevada
Bell Villa Care Associates LLC	The Flagstone Group, Inc.	Nevada
Bernardo Heights Healthcare, Inc.	The Flagstone Group, Inc.	Nevada
Bertetti Healthcare, Inc.	Keystone Care LLC	Nevada
Big Blue Healthcare, Inc.	Gateway Healthcare, Inc.	Nevada
Bijou Health Holdings LLC	The Ensign Group, Inc.	Nevada
Bijou Healthcare, Inc.	Endura Healthcare, Inc.	Nevada
Boyle Health Holdings LLC	The Ensign Group, Inc.	Nevada
Brackenridge Healthcare, Inc.	Keystone Care LLC	Nevada
Brenwood Park Health Holdings LLC	The Ensign Group, Inc.	Nevada
Brenwood Park Senior Living, Inc.	Bridgestone Living LLC	Nevada
Bridgestone Living LLC	The Ensign Group, Inc.	Nevada
Brown Road Senior Housing LLC	Bridgestone Living LLC	Nevada
Brownsville Care Associates, Inc.	Keystone Care LLC	Nevada
C Street Health Associates LLC	Touchstone Care, Inc.	Nevada
Camarillo Community Care, Inc.	Touchstone Care, Inc.	Nevada
Cane Island Healthcare, Inc.	Keystone Care LLC	Nevada
Canyon Lake Healthcare, Inc.,	Keystone Care LLC	Nevada
Canyon Springs Senior Living, Inc.	Bridgestone Living LLC	Nevada
Capitol Healthcare, Inc.	Cornerstone Healthcare, Inc.	Nevada
Capstone Resources, Inc.	Capstone Transportation Investments, Inc.	Nevada

Capstone Transportation Investments, Inc.	The Ensign Group, Inc.	Nevada
Cardiff Healthcare, Inc.	Milestone Healthcare LLC	Nevada
Carolina Healthcare, Inc.	Hopewell Healthcare, Inc.	Nevada
Carrollton Heights Healthcare, Inc.	Keystone Care LLC	Nevada
Central Avenue Healthcare, Inc.	Gateway Healthcare, Inc.	Nevada
Chaparral Healthcare, Inc.	Keystone Care LLC	Nevada
Chateau Julia Healthcare, Inc.	Endura Healthcare, Inc.	Nevada
Cherokee Healthcare, Inc.	Gateway Healthcare, Inc.	Nevada
Cherry Hills Healthcare, Inc.,	Endura Healthcare, Inc.	Nevada
Chisholm Creek Healthcare, Inc.	Gateway Healthcare, Inc.	Nevada
Circle Health Holdings LLC	The Ensign Group, Inc.	Nevada
City Heights Health Associates LLC	The Flagstone Group, Inc.	Nevada
Claremont Foothills Health Associates LLC	Touchstone Care, Inc.	Nevada
Claydelle Healthcare, Inc.	The Flagstone Group, Inc.	Nevada
Cloverleaf Healthcare, Inc.	Gateway Healthcare, Inc.	Nevada
Concord Avenue Health Holdings LLC	The Ensign Group, Inc.	Nevada
Congaree Health Holdings LLC	The Ensign Group, Inc.	Nevada
Connected Healthcare, Inc.	Cornerstone Healthcare, Inc.	Nevada
Conway Health Holdings LLC	The Ensign Group, Inc.	Nevada
Copeland Healthcare, Inc.	Keystone Care LLC	Nevada
Cornerstone Healthcare, Inc.	The Ensign Group, Inc.	Nevada
Cornerstone Service Center, Inc.	Cornerstone Healthcare, Inc.	Nevada
Cornet Limited, Inc.	Coronet Limited, Inc.	Arizona
Costa Victoria Healthcare LLC	The Flagstone Group, Inc.	Nevada
Cow Creek Healthcare, Inc.	Keystone Care LLC	Nevada
Custom Care Healthcare, Inc.	Cornerstone Healthcare, Inc.	Nevada
Cypresswood Healthcare, Inc.	Keystone Care LLC	Nevada
Da Vinci Healthcare, Inc.	Bandera Healthcare, Inc.	Nevada
Daffodil Healthcare, Inc.	Keystone Care LLC	Nevada
De Moisy Healthcare, Inc.	Milestone Healthcare LLC	Nevada
Deer Creek Health Holdings LLC	The Ensign Group, Inc.	Nevada
Denmark Senior Living, Inc.	Bridgestone Living LLC	Nevada
Desert Cove Healthcare, Inc.	Bandera Healthcare, Inc.	Nevada
Dessau Healthcare, Inc.	Keystone Care LLC	Nevada
Diamond Valley Health Holdings LLC	The Ensign Group, Inc.	Nevada
Discovery Trail Healthcare, Inc.	Gateway Healthcare, Inc.	Nevada
Dorothy Health Holdings LLC	The Ensign Group, Inc.	Nevada
Downey Community Care LLC	The Flagstone Group, Inc.	Nevada
Drinkwater Senior Living, Inc.	Bridgestone Living LLC	Nevada
Duck Creek Healthcare, Inc.	Keystone Care LLC	Nevada
Eagle Harbor Healthcare, Inc.	Pennant Healthcare, Inc.	Nevada
Echo Canyon Healthcare, Inc.	Bandera Healthcare, Inc.	Nevada
Eiffel Healthcare, Inc.	Keystone Care LLC	Nevada
Elkhorn Health Holdings LLC	The Ensign Group, Inc.	Nevada
Emblem Healthcare, Inc.	Cornerstone Healthcare, Inc.	Nevada
Emerald City PubCo, Inc.	Gateway Healthcare, Inc.	Kansas

Empirecare Health Associates, Inc.	Touchstone Care, Inc.	Nevada
Endura Healthcare, Inc.	The Ensign Group, Inc.	Nevada
Ensign Cloverdale LLC	Northern Pioneer Healthcare, Inc.	Nevada
Ensign Montgomery LLC	Northern Pioneer Healthcare, Inc.	Nevada
Ensign Napa LLC	SHELF	Nevada
Ensign Palm I LLC	Touchstone Care, Inc.	Nevada
Ensign Panorama LLC	Touchstone Care, Inc.	Nevada
Ensign Pleasanton LLC	Northern Pioneer Healthcare, Inc.	Nevada
Ensign Sabino LLC	Bandera Healthcare, Inc.	Nevada
Ensign San Dimas LLC	Touchstone Care, Inc.	Nevada
Ensign Santa Rosa LLC	Northern Pioneer Healthcare, Inc.	Nevada
Ensign Services, Inc.	Ensign Services, Inc.	Nevada
Ensign Sonoma LLC	Northern Pioneer Healthcare, Inc.	Nevada
Ensign Whittier East LLC	The Flagstone Group, Inc.	Nevada
Ensign Whittier West LLC	The Flagstone Group, Inc.	Nevada
Ensign Willits LLC	Northern Pioneer Healthcare, Inc.	Nevada
Eureka Healthcare, Inc.	Cornerstone Healthcare, Inc.	Nevada
Finding Home Healthcare, Inc.	Cornerstone Healthcare, Inc.	Nevada
Finding Home Healthcare, Inc.	Cornerstone	Nevada
Forrest Hill Healthcare, Inc.	Keystone Care LLC	Nevada
Fossil Creek Healthcare, Inc.	Keystone Care LLC	Nevada
Gate Three Healthcare LLC	The Flagstone Group, Inc.	Nevada
Gateway Gilbert Holdings LLC	SHELF	Nevada
Gateway Healthcare, Inc.	The Ensign Group, Inc.	Nevada
GEM Healthcare, Inc.	Pennant Healthcare, Inc.	Nevada
Getzendaner Healthcare, Inc.	Keystone Care LLC	Nevada
Glendale Healthcare Associates LLC	Bandera Healthcare, Inc.	Nevada
GO Assisted, Inc.	Bridgestone Living LLC	Nevada
Gold Standard Resources, Inc.	GS Transportation Investments, Inc.	Nevada
Golden Oaks Healthcare, Inc.	Gateway Healthcare, Inc.	Nevada
Good Hope Healthcare, Inc.	Gateway Healthcare, Inc.	Nevada
Graceland Senior Living, Inc.	Bridegstone Living LLC	Nevada
Grand Villa PHX, Inc.	Keystone Care LLC	Nevada
Granite Healthcare, Inc.	Cornerstone Healthcare, Inc.	Nevada
Granite Hills Senior Living, Inc.	Bridgestone Living LLC	Nevada
Grassland Healthcare and Rehabilitation, Inc.	Keystone Care LLC	Nevada
Great Plains Healthcare, Inc.	Cornerstone Healthcare, Inc.	Nevada
Green Bay Health Holdings LLC	The Ensign Group, Inc.	Nevada
Green Bay Senior Living, Inc.	Bridgestone Living LLC	Nevada
GS Transportation Investments, Inc.	The Ensign Group, Inc.	Nevada
Gypsum Creek Healthcare, Inc.	Gateway Healthcare, Inc.	Nevada
H.O.M. E. Foundation	The Ensign Group, Inc.	Nevada
Harlingen Healthcare, Inc.	Keystone Care LLC	Nevada
Harmony Health Holdings LLC	The Ensign Group, Inc.	Nevada
Harrison Health Holdings LLC	The Ensign Group, Inc.	Nevada
HB Healthcare Associates LLC	The Flagstone Group, Inc.	Nevada

Heartland Healthcare, Inc.	Cornerstone Healthcare, Inc.	Nevada
Heartwood Home Health and Hospice, Inc.	SHELF	Nevada
Highland Healthcare LLC	Bandera Healthcare, Inc.	Nevada
Higley Healthcare, Inc.	Bandera Healthcare, Inc.	Nevada
Homedale Healthcare, Inc.	Pennant Healthcare, Inc.	Nevada
Hopewell Healthcare, Inc.	Cornerstone Healthcare, Inc.	Nevada
Hoquiam Healthcare, Inc.	Pennant Healthcare, Inc.	Nevada
Horizon Healthcare, Inc.	SHELF	Nevada
Hub City Healthcare, Inc.	Keystone Care LLC	Nevada
Hueneme Healthcare, Inc.	Milestone Healthcare LLC	Nevada
Hutchins Healthcare, Inc.	Keystone Care LLC	Nevada
ICare Private Duty, Inc.	Cornerstone Healthcare, Inc.	Nevada
Immediate Clinic Healthcare, Inc.	Immediate Clinic, Inc.	Nevada
Immediate Clinic Seattle, Inc.	Immediate Clinic Seattle, Inc.	Nevada
Indian Hills Healthcare, Inc.	Gateway Healthcare, Inc.	Nevada
Iron Horse Healthcare, Inc.	Gateway Healthcare, Inc.	Nevada
Jack Finney Healthcare, Inc.	Keystone Care LLC	Nevada
JARR Transportation Group Inc.	Capstone Transportation Investments, Inc.	Arizona
Jefferson Healthcare, Inc.	The Flagstone Group, Inc.	Nevada
Jordan Health Associates, Inc.	Milestone Healthcare LLC	Nevada
Joshua Tree Healthcare, Inc.	Cornerstone Healthcare, Inc.	Nevada
JRT Healthcare, Inc.	Pennant Healthcare, Inc.	Nevada
Kenosha Health Holdings LLC	The Ensign Group, Inc.	Nevada
Kenosha Senior Living, Inc.	Bridgestone Living LLC	Nevada
Kettle Creek Health Holdings LLC	The Ensign Group, Inc.	Nevada
Keystone Care LLC	The Ensign Group, Inc.	Nevada
Keystone Hospice Care, Inc.	Cornerstone Healthcare, Inc.	Nevada
Kingwood Health Holdings LLC	The Ensign Group, Inc.	Nevada
Klement Healthcare, Inc.	Keystone Care LLC	Nevada
Knight Health Holdings LLC	The Ensign Group, Inc.	Nevada
La Jolla Skilled, Inc.	The Flagstone Group, Inc.	Nevada
Laguna Healthcare, Inc.	Cornerstone Healthcare, Inc.	Nevada
Lake Cassidy Health Holdings LLC	The Ensign Group, Inc.	Nevada
Lake Pleasant Healthcare, Inc.	Bandera Healthcare, Inc.	Nevada
Lakewood Healthcare, Inc.	Endura Healthcare, Inc.	Nevada
Layton Health Holdings LLC	The Ensign Group, Inc.	Nevada
Legend Lake Health Holdings LLC	The Ensign Group, Inc.	Nevada
Lemon Grove Health Associates LLC	The Flagstone Group, Inc.	Nevada
Lilly Road Health Holdings LLC	The Ensign Group, Inc.	Nevada
Lincoln Heights Health Holdings LLC	The Ensign Group, Inc.	Nevada
Lindahl Healthcare, Inc.	Gateway Healthcare, Inc.	Nevada
Little Blue Health Holdings LLC	The Ensign Group, Inc.	Nevada
Livingston Care Associates, Inc.	Keystone Care LLC	Nevada
Lone Peak Healthcare, Inc.	Milestone Healthcare LLC	Nevada
Lowell Healthcare, Inc.	Endura Healthcare, Inc.	Nevada
Lynnwood Health Services, Inc.	Pennant Healthcare, Inc.	Nevada

Madison Health Holdings LLC	The Ensign Group, Inc.	Nevada
Madison Pointe Health Holdings LLC	The Ensign Group, Inc.	Nevada
Madison Senior Living, Inc.	Bridgestone Living LLC	Nevada
Magic Valley Senior Living, Inc.	Bridgestone Living LLC	Nevada
Manitowoc Health Holdings LLC	The Ensign Group, Inc.	Nevada
Manitowoc Senior Living, Inc.	Bridgestone Living LLC	Nevada
Manor Park Healthcare LLC	Pennant Healthcare, Inc.	Nevada
Maple Hills Healthcare, Inc.	Gateway Healthcare, Inc.	Nevada
Marian Healthcare LLC	Gateway Healthcare, Inc.	Nevada
Marion Health Associates, Inc.	Bridgestone Living LLC	Nevada
Market Bayou Healthcare, Inc.	Keystone Care LLC	Nevada
McAllen Care Associates, Inc.	Keystone Care LLC	Nevada
McAllen Community Healthcare, Inc.	Keystone Care LLC	Nevada
McFarland Health Holdings LLC	The Ensign Group, Inc.	Nevada
McFarland Senior Living, Inc.	Bridgestone Living LLC	Nevada
McPhearson Health Holdings LLC	The Ensign Group, Inc.	Nevada
Medical Transportation Company of Arizona LLC	Capstone Transportation Investments, Inc.	Nevada
Medical Transportation Company of Tucson LLC	Capstone Transportation Investments, Inc.	Nevada
Menomonee Health Holdings LLC	The Ensign Group, Inc.	Nevada
Mesa Grande Senior Living, Inc.	Bridgestone Living LLC	Nevada
Milestone Healthcare LLC (doing business in Utah as Milestone Post Acute Healthcare, Inc.)	Milestone Healthcare LLC	Nevada
Mission Trails Healthcare, Inc.	The Flagstone Group, Inc.	Nevada
Misty Willow Healthcare, Inc.	Keystone Care LLC	Nevada
Mogollon Healthcare, Inc.	SHELF	Nevada
Mohave Healthcare, Inc.	Cornerstone Healthcare, Inc.	Nevada
Monroe Healthcare, Inc.	Gateway Healthcare, Inc.	Nevada
Montebella Health Holdings LLC	The Ensign Group, Inc.	Nevada
Moss Bay Senior Living, Inc.	Bridgestone Living LLC	Nevada
Mountain View Retirement, Inc.	Bridgestone Living LLC	Nevada
Mountain Vista Senior Living, Inc.	Bridgestone Living LLC	Nevada
Murray Healthcare, Inc.	Milestone Healthcare LLC	Nevada
Nautilus Healthcare, Inc.	The Flagstone Group, Inc.	Nevada
NB Brown Rock Healthcare, Inc.	Keystone Care LLC	Nevada
New Braunfels Healthcare, Inc.	Keystone Care LLC	Nevada
Nobel Health Properties LLC	The Ensign Group, Inc.	Nevada
Nordic Valley Health Holdings LLC	The Ensign Group, Inc.	Nevada
North Mountain Healthcare LLC	Bandera Healthcare, Inc.	Nevada
Northern Oaks Healthcare, Inc.	Keystone Care LLC	Nevada
Northern Pioneer Healthcare, Inc.	The Ensign Group, Inc.	Nevada
Oak Point Healthcare, Inc.	Keystone Care LLC	Nevada
Oceano Senior Living, Inc.	Bridgestone Living LLC	Nevada
Oceanside Healthcare, Inc.	Cornerstone Healthcare, Inc.	Nevada
Oceanview Healthcare, Inc.	Keystone Care LLC	Nevada
Ocotillo Healthcare, Inc.	Bandera Healthcare, Inc.	Nevada

Olympus Health, Inc.	Milestone Healthcare LLC	Nevada
Palo Duro Healthcare, Inc.	Keystone Care LLC	Nevada
Panorama Health Holdings LLC	Gateway Healthcare, Inc.	Nevada
Paragon Healthcare, Inc.	Paragon Healthcare, Inc.	Nevada
Park Waverly Healthcare LLC	Bandera Healthcare, Inc.	Nevada
Parkside Healthcare, Inc.	The Flagstone Group, Inc.	Nevada
Pennant Healthcare, Inc.	The Ensign Group, Inc.	Nevada
Permunitum LLC	The Ensign Group, Inc.	Nevada
Pikes Peak Healthcare, Inc.	The Ensign Group, Inc.	Nevada
Pineridge Healthcare, Inc.	The Flagstone Group, Inc.	Nevada
Piney Lufkin Healthcare, Inc.	Keystone Care LLC	Nevada
PMD Investments, LLC	The Ensign Group, Inc.	Nevada
PMDCA, LLC	The Ensign Group, Inc.	Nevada
PMDLAB, LLC	Bakorp L.L.C.	Nevada
PMDTC, LLC	Bakorp L.L.C.	Nevada
Pocatello Health Services, Inc.	Pennant Healthcare, Inc.	Nevada
Pointe Meadow Healthcare, Inc.	Milestone Healthcare LLC	Nevada
Pomerado Ranch Healthcare LLC	Keystone Care LLC	Nevada
Ponderosa Health Holdings LLC	The Ensign Group, Inc.	Nevada
Portside Healthcare, Inc.	The Flagstone Group, Inc.	Nevada
Prairie Creek Healthcare, Inc.	Gateway Healthcare, Inc.	Nevada
Prairie Ridge Health Holdings LLC	The Ensign Group, Inc.	Nevada
Presidio Health Associates LLC	Bandera Healthcare, Inc.	Nevada
Price Healthcare, Inc.	Milestone Healthcare LLC	Nevada
Prospect Senior Living, Inc.	Bridgestone Living LLC	Nevada
Prospector Park Health Holdings LLC	The Ensign Group, Inc.	Nevada
Purple Horse PubCo, Inc.	Gateway Healthcare, Inc.	Kansas
Quail Creek Health Holdings LLC	The Ensign Group, Inc.	Nevada
Queenston Healthcare, Inc.	Keystone Care LLC	Nevada
Racine Health Holdings LLC	The Ensign Group, Inc.	Nevada
Racine Senior Living, Inc.	Bridgestone Living LLC	Nevada
Radiant Hills Health Associates LLC	Bandera Healthcare, Inc.	Nevada
Raintree Grove Healthcare, Inc.	Milestone Healthcare LLC	Nevada
Ramon Healthcare Associates, Inc.	Touchstone Care, Inc.	Nevada
Randolph Healthcare, Inc.	Gateway Healthcare, Inc.	Nevada
Red Cliffs Healthcare, Inc.	Milestone Healthcare LLC	Nevada
Red Rock Healthcare, Inc.	Cornerstone Healthcare, Inc.	Nevada
Redbrook Healthcare Associates LLC	Touchstone Care, Inc.	Nevada
RenewCare of Scottsdale, Inc.	Bandera Healthcare, Inc.	Nevada
Richmond Senior Services, Inc.	Keystone Care LLC	Nevada
Rio Mesa Health Holdings LLC	The Ensign Group, Inc.	Nevada
Riverside Healthcare, Inc.	Gateway Healthcare, Inc.	Nevada
Riverview Healthcare, Inc.	Milestone Healthcare LLC	Nevada
Riverview Village Health Holdings LLC	The Ensign Group, Inc.	Nevada
Riverview Village Senior Living, Inc.	Bridgestone Living LLC	Nevada
Riverwalk Healthcare, Inc.	Keystone Care LLC	Nevada

Riverwalk Healthcare, Inc.	Keystone Care LLC	Nevada
Rock Canyon Healthcare, Inc.	Endura Healthcare, Inc.	Nevada
Rock Hill Healthcare, Inc.	Hopewell Healthcare, Inc.	Nevada
Rose Park Healthcare Associates, Inc.	The Flagstone Group, Inc.	Nevada
Rosemead Health Holdings LLC	The Ensign Group, Inc.	Nevada
Rosenburg Senior Living, Inc.	Bridgestone Living LLC	Nevada
Ruby Reds PubCo, Inc.	Gateway Healthcare, Inc.	Kansas
Saguaro Senior Living, Inc.	Bridgestone Living LLC	Nevada
Salado Creek Senior Care, Inc.	Keystone Care LLC	Nevada
San Gabriel Senior Living, Inc.	Bridgestone Living. Inc.	Nevada
Sand Hollow Healthcare, Inc.	Milestone Healthcare LLC	Nevada
Savoy Healthcare, Inc.	Keystone Care LLC	Nevada
Sawtooth Healthcare, Inc.	Pennant Healthcare, Inc.	Nevada
Scandinavian Court Health Holdings LLC	The Ensign Group, Inc.	Nevada
Sedgewood Health Holdings LLC	The Ensign Group, Inc.	Nevada
Sentinel Peak Healthcare, Inc	Bandera Healthcare, Inc.	Nevada
Sheboygan Health Holdings LLC	The Ensign Group, Inc.	Nevada
Sheboygen Senior Living, Inc.	Bridgestone Living LLC	Nevada
Sherman Health Holdings LLC	The Ensign Group, Inc.	Nevada
Sherwood Health Holdings LLC	The Ensign Group, Inc	Nevada
Shoshone Health Holdings LLC	The Ensign Group, Inc.	Nevada
Sienna Sunset Healthcare, Inc.	Keystone Care LLC	Nevada
Silver Lake Healthcare, Inc.	Cornerstone Healthcare, Inc.	Nevada
South Bay Health Holdings LLC	The Ensign Group, Inc.	Nevada
South Bay Healthcare, Inc.	Cornerstone Healthcare, Inc.	Nevada
South C Health Holdings LLC	The Ensign Group, Inc.	Nevada
South Plains Healthcare, Inc.	Cornerstone Healthcare, Inc.	Nevada
South Valley Healthcare, Inc.	Milestone Healthcare LLC	Nevada
Southern Charm Healthcare, Inc.	Hopewell Healthcare, Inc.	Nevada
Southern Oaks Healthcare, Inc.	Keystone Care LLC	Nevada
Southland Management LLC	The Flagstone Group, Inc.	Nevada
Southside Healthcare, Inc.	Gateway Healthcare, Inc.	Nevada
Spokane Healthcare, Inc.	Cornerstone Healthcare, Inc.	Nevada
Spring Creek Healthcare, Inc.	Keystone Care LLC	Nevada
Spring Valley Assisted Living, Inc.	Bridgestone Living LLC	Nevada
Standardbearer Insurance Company, Ltd.	Standardbearer Insurance Company, Ltd.	Nevada
Stanton Lake Healthcare, Inc.	Gateway Healthcare, Inc.	Nevada
Stevens Point Health Holdings LLC	The Ensign Group, Inc.	Nevada
Stevens Point Senior Living, Inc.	Bridgestone Living LLC	Nevada
Stockyards Healthcare, Inc.	Keystone Care LLC	Nevada
Stonebridge Healthcare, Inc	Cornerstone Healthcare, Inc.	Nevada
Stoney Hill Healthcare, Inc.	Hopewell Healthcare, Inc.	Nevada
Stoughton Health Holdings LLC	The Ensign Group, Inc.	Nevada
Stoughton Senior Living, Inc.	Bridgestone Living LLC	Nevada
Successor Healthcare LLC	Milestone Healthcare LLC	Nevada
Summit Healthcare, Inc.	The Ensign Group, Inc.	Nevada

Sunland Health Associates LLC	Bandera Healthcare, Inc.	Nevada
Sunny Acres Health Holdings LLC	The Ensign Group, Inc.	Nevada
Sunny Acres Healthcare, Inc.	Endura Healthcare, Inc.	Nevada
Sycamore Senior Living, Inc.	Bridgestone Living LLC	Nevada
Symbol Healthcare, Inc.	Paragon Healthcare, Inc.	Nevada
Telemus Telemachus PubCo, Inc.	Keystone Care LLC	Nevada
Tenth East Holdings LLC	The Ensign Group, Inc.	Nevada
Terrace Court Health Holdings LLC	The Ensign Group, Inc.	Nevada
Terrace Court Senior Living, Inc.	Bridgestone Living LLC	Nevada
Teton Healthcare, Inc.	Cornerstone Healthcare, Inc.	Nevada
The Ensign Group, Inc.	The Ensign Group, Inc.	Delaware
The Flagstone Group, Inc.	The Ensign Group, Inc.	Nevada
Thomas Road Senior Housing, Inc.	Bridgestone Living LLC	Nevada
Thunderbird Health Holdings LLC	The Ensign Group, Inc.	Nevada
Timpanogos Home Care and Hospice, Inc.	SHELF	Nevada
Top City Healthcare, Inc.	Gateway Healthcare, Inc.	Nevada
Tortolita Healthcare, Inc	Bandera Healthcare, Inc.	Nevada
Touchstone Care, Inc.	The Ensign Group, Inc.	Nevada
Towers Park Health Holdings LLC	The Ensign Group, Inc.	Nevada
Towers Park Healthcare, Inc.	Keystone Care LLC	Nevada
Town East Healthcare, Inc.	Keystone Care LLC	Nevada
Town Square Healthcare, Inc.	Keystone Care LLC	Nevada
Tradewind Healthcare, Inc.	Keystone Care LLC	Nevada
Treasure Valley Senior Living, Inc.	Bridgestone Living LLC	Nevada
Treaty Healthcare, Inc.	Keystone Care LLC	Nevada
Tree City Healthcare, Inc.	Keystone Care LLC	Nevada
Two Rivers Health Holdings LLC	The Ensign Group, Inc.	Nevada
Two Rivers Senior Living, Inc.	Bridgestone Living LLC	Nevada
Two Trails Healthcare, Inc.,	Gateway Healthcare, Inc.	Nevada
Union Hill Healthcare, Inc.	Pennant Healthcare, Inc.	Nevada
Upland Community Care, Inc.	Touchstone Care, Inc.	Nevada
Valley View Health Services, Inc.	Pennant Healthcare, Inc.	Nevada
Vesper Healthcare, Inc.	Cornerstone Healthcare, Inc.	Nevada
Victoria Ventura Assisted Living Community, Inc.	Bridgestone Living LLC	Nevada
Victoria Ventura Healthcare LLC	Touchstone Care, Inc.	Nevada
Victory Medical Transportation, Inc.	Capstone Transportation Investments, Inc.	Nevada
Victory Medical Transportation, Inc.	Capstone Transportation Investments, Inc.	Nevada
Viewpoint Healthcare, Inc.	Bandera Healthcare, Inc.	Nevada
Virgin River Healthcare, Inc.	Cornerstone Healthcare, Inc.	Nevada
Vista Woods Health Associates LLC	The Flagstone Group, Inc.	Nevada
W. Forman PubCo, Inc.	Keystone Care LLC	Nevada
Wallsville Healthcare, Inc.	Keystone Care LLC	Nevada
Walnut Grove CampusCare LLC	SHELF	Nevada
Washington Heights Healthcare, Inc.	Milestone Healthcare LLC	Nevada
Watson Woods Healthcare, Inc.	Bandera Healthcare, Inc.	Nevada

Wellington Healthcare, Inc.	Keystone Care LLC	Nevada
West Escondido Healthcare LLC	The Flagstone Group, Inc.	Nevada
West Owyhee Health Holdings LLC	The Ensign Group, Inc.	Nevada
Wildcreek Healthcare, Inc.	Pennant Healthcare, Inc.	Nevada
Wildwood Healthcare, Inc.	Pennant Healthcare, Inc.	Nevada
Willow Creek Senior Living, Inc.	Bridgestone Living LLC	Nevada
Windsor Lake Healthcare, Inc.	Bridgestone Living LLC	Nevada
Wisconsin Rapids Health Holdings LLC	The Ensign Group, Inc.	Nevada
Wisconsin Rapids Senior Living, Inc.	Bridgestone Living LLC	Nevada
Wolf River Healthcare, Inc.	Gateway Healthcare, Inc.	Nevada
Wood Bayou Healthcare, Inc.	Keystone Care LLC	Nevada
Woodard Creek Healthcare, Inc.	Pennant Healthcare, Inc.	Nevada
Woodway Healthcare, Inc.	Keystone Care LLC	Nevada
Yellow Bricks PubCo, Inc.	Gateway Healthcare, Inc.	Kansas
Yellow Rose Health Holdings LLC	The Ensign Group, Inc.	Nevada
Yosemite Healthcare, Inc.	SHELF	Nevada
Youngtown Health, Inc.	Bandera Healthcare, Inc.	Nevada
Yucca Flats Health Holdings LLC	The Ensign Group, Inc.	Nevada
Zebulon Pike PubCo, Inc.	Endura Healthcare, Inc.	Colorado
Zion Healthcare, Inc.	Milestone Healthcare LLC	Nevada